                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                  --------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 26, 1998




                             POST PROPERTIES, INC.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
          Georgia                             1-12080                               58-1550675
----------------------------------   ---------------------------        ----------------------------------
(State or other jurisdiction of        (Commission File Number)          (IRS Employer Identification No.)
      incorporation)
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   3350 Cumberland Circle, Atlanta, Georgia                         30339
-------------------------------------------------               -------------
   (Address of principal executive offices)                       (Zip Code)



                                 (770) 850-4400
                             -----------------------
              (Registrant's telephone number, including area code)






                        The Exhibit Index is at page 4.


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Item 5.           Other Events


       The Registrant is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-36595) with respect to the offering of 3,000,000 shares of its Common Stock (the "Shares")(plus an over-allotment option granted to the underwriters to purchase up to an additional 450,000 shares of Common Stock).

Item 7.           Financial Statements and Exhibits

         (b)      Pro Forma Financial Information

       Certain pro forma financial information for the Registrant as of and for the nine months unaudited ended September 30, 1997 and the year ended December 31, 1996, relating to the merger (the "Merger") of Post Properties Inc. ("Post") with Columbus Realty Trust ("Columbus") on October 24, 1997 is attached as Exhibit 99.

         (c)      Exhibits.

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
Exhibit No.    Description
-----------    -----------
    1    --    Purchase Agreement between the Registrant, Post Apartment
               Homes, L.P., and Merrill Lynch & Co., dated as of February
               4, 1998 (incorporated by reference to Exhibit 1 to the Current
               Report on Form 8-K of the Registrant dated February 4, 1998)
    5    --    Opinion of King & Spalding regarding validity of the Shares
    8    --    Opinion of King & Spalding relating to certain tax matters
   23    --    Consent of King & Spalding (included in Exhibits 5 and 8)
   99    --    Pro Forma Financial Information

               The following pro forma consolidated financial information of the Registrant:

               (i) Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1997
               (ii) Unaudited Pro Forma Combined Statements of Operations For the Nine Months Ended September 30, 1997 and the Year Ended December 31, 1996
               (iii) Notes to Unaudited Pro Forma Balance Sheet and Statements
                     of Operations
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     POST PROPERTIES, INC.
                                     (Registrant)


Date:   February 26, 1998             By: /S/ John T. Glover
                                         ------------------
                                         John T. Glover
                                         President


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                                 EXHIBIT INDEX

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

Exhibit No.    Description                                                           Page
-----------    -----------                                                           ----

    1    --    Purchase Agreement between the Registrant, Post Apartment
               Homes, L.P., and Merrill Lynch & Co., dated as of February
               4, 1998 (incorporated by reference to Exhibit 1 to the Current
               Report on Form 8-K of the Registrant dated February 4, 1998).
    5    --    Opinion of King & Spalding regarding validity of the Shares
    8    --    Opinion of King & Spalding relating to certain tax matters
   23    --    Consent of King & Spalding (included in Exhibits 5 and 8)
   99    --    Pro Forma Financial Information

                  The following pro forma consolidated financial information of the Registrant:

                  (i)      Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1997

                  (ii)     Unaudited Pro Forma Combined Statements of Operations For the Nine Months Ended September 30, 1997 and
                           the Year Ended December 31, 1996

                  (iii)    Notes to Unaudited Pro Forma Balance Sheet and Statements of Operations
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